         --------------------------------------------------------------
                                      THE
                                 MALAYSIA FUND,
                                      INC.
         --------------------------------------------------------------





                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER





                            THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1999, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 68.54% compared to 97.74% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index") and adjusted as described below. For the period since the Fund's commencement of operations on May 4, 1987 through June 30, 1999, the Fund's total return, based on net asset value per share, was -12.96% compared to 35.24% for the Index. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $7 5/16, representing a 43.6% premium to the Fund's net asset value per share.

During September 1998 and until February 1999, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.

Incremental foreign portfolio investments have bypassed Malaysia largely due to the continued existence of capital controls. Repatriation of principal will continue to be subject to exit tax until September 1,1999. Malaysia is still not included in several key indexes used to track performance of most fund managers.

The economic outlook for Malaysia is improving. Easy monetary policy backed by aggressive public spending has set the scene for the economy to recover. The first quarter contraction in gross domestic product of 1.3% is likely to be the last quarter of contraction. Economic growth should return to a positive trend in the second quarter and should accelerate further, primarily from a strong fiscal stimulus. A pick up in intra-Asia trade and a weak Yen have also enabled Malaysia to build a sizable current account surplus. We expect 1999 to continue registering trade surpluses, albeit at a lower rate compared to 1998, as economic recovery calls for higher export consumption. Regional electronics demand has picked up substantially which should keep the export numbers increasing.

Danaharta, modeled after the Asset Resolution Trust of the U.S., was set up in June 1998. Progress so far has been satisfactory, and Danaharta has claimed to have carved out close to 22% of total non-performing loans (NPLs) from the banking system. Danamodal, in charge of the recapitalization of banks, has also been efficient. An estimated MYR 6.7 billion has been injected into ten banks and finance companies. Sales of NPLs, however, have not been transparent and progress has been slow, partly due to the glut of property that has not been removed from the system. These NPLs, therefore, remain in the system waiting to be recovered when the property sector revives. Danaharta could potentially become the single largest real estate owner in Malaysia and the problem could become a fiscal one. At this point, most banks seem reluctant to lend despite recent capital injections as they are more concerned with strengthening internal operations.

Malaysia's approach to turning around the economy has involved a heavy dose of government intervention and liberal injection of public funds to bail-out troubled corporate and financial institutions. The policy response has involved limited restructuring and reform and painful closure of excess capacity in production and real estate. The latest bail-out involved Telekom Malaysia, the nation's biggest telecommunications company and United Engineer Malaysia, a politically connected group. Telekom Malaysia and UEM announced their joint intention to acquire CLOB shares at a 25% discount by issuing new shares at a 30% premium. CLOB shares are shares traded in the Singapore market, which have been frozen since the imposition of capital controls. The majority of CLOB shares are held by Singapore retail investors, which are now forced to hold shares of Telekom and UEM at a significant premium. Another example is the bail out of Proton, Malaysia's biggest `national car' manufacturer, by cash rich Petronas Gas. Oversupply in the property sector, lack of corporate governance and no change in the political agenda, which encourage misallocation of capital, could seriously limit investor appetite in Malaysian stocks in the long term.

Given the lack of adequate corporate governance in Malaysia, the Fund remains invested in selected banks that have been recapitalized and in companies with management which focus on shareholder value. Good companies, however, may continue to be under the threat of government arm-twisting to bail out bad companies. Based on the progressive reforms in the banking sector discussed above, we have also increased our exposure in the banking sector stocks this year.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

The Malaysia Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION
                                                           TOTAL RETURN (%)
                              --------------------------------------------------------------------------
                                  MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                              ----------------------    ----------------------    ----------------------
                                             AVERAGE                   AVERAGE                   AVERAGE
                              CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                              ----------     -------    ----------     -------    ----------     -------
        FISCAL YEAR TO DATE      82.81%         --        68.54%          --        97.74%          --
        ONE YEAR                 36.05        36.05%      45.85         45.85%      93.47         93.47%
        FIVE YEAR               -49.50       -12.77      -65.35        -19.10      -45.04        -11.28
        TEN YEAR                 47.18         3.94      -15.55         -1.68       29.44          2.61
        SINCE INCEPTION*         25.05         1.85      -12.96         -1.13       35.24          2.51


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                             [GRAPH]


                                                           YEAR ENDED DECEMBER 31,                                    SIX MONTHS
                                                                                                                         ENDED
                                                                                                                        JUNE 30,
                                1989     1990     1991     1992     1993     1994     1995     1996     1997     1998     1999
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------ ----------
Net Asset Value Per Share     $ 13.77  $ 12.41  $ 13.55  $ 16.28  $ 27.32  $ 18.57  $ 18.58  $ 19.29  $  5.04  $  3.02  $  5.09
Market Value Per Share        $ 18.75  $ 11.38  $ 11.75  $ 16.25  $ 28.00  $ 17.38  $ 17.00  $ 17.50  $  6.56  $  4.00  $  7.31
Premium/(Discount)               36.2%    -8.3%   -13.3%    -0.2%     2.5%    -6.4%    -8.5%    -9.3%    30.2%    32.5%    43.6%
Income Dividends              $  0.11  $  0.21  $  0.07       --  $  0.16  $  0.02       --       --       --  $  0.03       --
Capital Gains Distributions        --       --       --       --  $  1.13  $  3.59  $  0.84  $  2.82  $  0.51       --       --
Fund Total Return (2)           54.57%   -8.35%    9.80%   20.15%   98.28%+ -18.87%    4.33%   19.93%  -72.89%  -39.70%   68.54%
Index Total Return (3)          57.86%  -10.07%    9.15%   20.33%   92.78%  -19.74%    3.00%   25.12%  -68.71%  -29.63%   97.74%


(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends. During September 1998, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.

*   The Fund commenced operations on May 4, 1987.

+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                    [CHART]

Equity Securities                   (94.9%)
Short-Term Investment                (5.1%)

--------------------------------------------------------------------------------
SECTORS

                                    [CHART]

Automobiles                          (5.5%)
Banking                             (17.4%)
Beverages & Tobacco                 (10.7%)
Broadcasting & Publishing            (4.4%)
Finance                              (4.8%)
Leisure & Tourism                    (7.7%)
Misc. Materials & Commodities        (4.7%)
Multi-Industry                       (5.0%)
Telecommunications -- Integrated    (13.2%)
Utilities -- Electrical & Gas       (14.3%)
Other                               (12.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                 PERCENT OF
                                                 NET ASSETS
                                                 ----------
     1.  Telekom Malaysia Bhd                       13.2%
     2.  Commerce Asset Holding Bhd                  7.3
     3.  Malayan Banking Bhd                         6.4
     4.  Tenaga Nasional Bhd                         5.0
     5.  Sime Darby Bhd                              5.0
     6.  Genting Bhd                                 4.8
     7.  Rothmans of Pall Mall Bhd                   4.8
     8.  Public Finance Bhd                          4.8
     9.  Tan Chong Motor Holdings Bhd                4.4
     10. Malaysian International Shipping Bhd        4.3
                                                    ----
                                                    60.0%
                                                    ----
                                                    ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 1999

                                                                           VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (102.4%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTOMOBILES (5.5%)
   Oriental Holdings Bhd                               210,000      U.S.$   574
   Tan Chong Motor Holdings Bhd                      3,697,000            2,160
                                                                   -------------
                                                                          2,734
--------------------------------------------------------------------------------
BANKING (17.4%)
   Commerce Asset Holding Bhd                        1,454,000            3,597
   Malayan Banking Bhd                               1,058,000            3,174
   Public Bank Bhd                                   2,416,000            1,837
                                                                   -------------
                                                                          8,608
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (10.7%)
   Carlsberg Brewery (Malaysia) Bhd                    415,000            1,179
   Guinness Anchor Bhd                                 967,000            1,064
   R.J. Reynolds Bhd                                   578,500              676
   Rothmans of Pall Mall Bhd                           313,000            2,368
                                                                   -------------
                                                                          5,287
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (4.4%)
   Nanyang Press Bhd                                   496,000              624
   Star Publications (Malaysia)                        670,000            1,587
                                                                   -------------
                                                                          2,211
--------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES (1.4%)
   Hap Seng Consolidated Bhd                         1,087,000              675
                                                                   -------------
--------------------------------------------------------------------------------
CONSTRUCTION & HOUSING (1.4%)
   Tan & Tan Development Bhd                         1,257,000              675
                                                                   -------------
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (2.0%)
(a)Puncak Niaga Holding Bhd                          1,134,000            1,015
                                                                   -------------
--------------------------------------------------------------------------------
FINANCE (4.8%)
   Public Finance Bhd                                2,243,000            2,361
                                                                   -------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (2.7%)
   Nestle Bhd                                          343,000            1,354
                                                                   -------------
--------------------------------------------------------------------------------
LEISURE & TOURISM (7.7%)
   Genting Bhd                                         624,200            2,382
   Tanjong plc                                         587,000            1,460
                                                                   -------------
                                                                          3,842
--------------------------------------------------------------------------------
MACHINERY & ENGINEERING (0.9%)
   Austral Enterprises Bhd                             427,000              440
                                                                   -------------
--------------------------------------------------------------------------------
MISC. MATERIALS & COMMODITIES (4.7%)
   Golden Hope Plantations Bhd                         517,000              443
   IOI Corporation Bhd                               1,975,000            1,253
   Kuala Lumpur Kepong Bhd                             462,000              632
                                                                   -------------
                                                                          2,328
                                                                   -------------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (5.0%)
   Sime Darby Bhd                                    1,898,400            2,488
                                                                   -------------
--------------------------------------------------------------------------------
REAL ESTATE (2.0%)
   Selangor Properties Bhd                           1,782,000              975
                                                                   -------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - INTEGRATED (13.2%)
   Telekom Malaysia Bhd                              1,753,000            6,551
                                                                   -------------
--------------------------------------------------------------------------------
TRANSPORTATION - SHIPPING (4.3%)
   Malaysian International Shipping Bhd              1,182,000            2,131
                                                                   -------------
--------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (14.3%)
   Malakoff Bhd                                        262,000              696
   Petronas Gas Bhd                                    885,000            2,096
   Tenaga Nasional Bhd                               1,083,000            2,494
   YTL Power International Bhd                       1,886,000            1,807
                                                                   -------------
                                                                          7,093
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$40,648)                                                    50,768
                                                                   -------------
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.6%)
   Chase Securities, Inc. 4.55%,
    dated 6/30/99, due 7/1/99,
    to be repurchased at
    U.S.$1,305, collateralized by
    U.S.$1,215, United States
    Treasury Bonds, 7.25%, due
    5/15/16, valued at U.S.$1,350
(Cost U.S.$1,305)                                 U.S.$  1,305            1,305
                                                  -------------    -------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (2.9%)
   Malaysian Ringgit
     (Cost $1,423)                                MYR    5,407            1,423
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.9%)
     (Cost $43,376)                                                      53,496
                                                                   -------------
--------------------------------------------------------------------------------

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.8%)
   Cash                                           U.S.$      1
   Receivable for Investments Sold                         295
   Dividends Receivable                                     56
   Other Assets                                             44              396
                                                  -------------    -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                       5

                                                        AMOUNT           AMOUNT
                                                         (000)            (000)
--------------------------------------------------------------------------------
LIABILITIES (-8.7%)
  Deferred Country Taxes                          U.S.$ (2,878)
  Payable For:
   Investments Purchased                                  (914)
   U.S. Investment Advisory Fees                          (263)
   Custodian Fees                                          (55)
   Professional Fees                                       (51)
   Directors' Fees and Expenses                            (36)
   Administrative Fees                                     (35)
   Shareholder Reporting Expenses                          (29)
   Malaysian Investment Advisory Fees                      (20)
   Other Liabilities                                       (31)    U.S.$ (4,312)
                                                  -------------    -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 9,738,015, issued and
   outstanding U.S.$0.01 par value shares
   (20,000,000 shares authorized)                                   U.S.$49,580
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   5.09
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
  Common Stock                                                     U.S.$     97
  Capital Surplus                                                       121,059
  Undistributed Net Investment Income                                        87
  Accumulated Net Realized Loss                                         (78,905)
  Unrealized Appreciation on Investments and
   Foreign Currency Translations                                          7,242
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$ 49,580
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------

  (a) -- Non-income producing
         June 30, 1999 exchange rate -- Malaysian Ringgit (MYR) 3.80 =
         U.S. $1.00.

    The accompanying notes are an integral part of the financial statements.

                                                                                         SIX MONTHS
                                                                                            ENDED
                                                                                        JUNE 30, 1999
                                                                                         (UNAUDITED)
STATEMENT OF OPERATIONS                                                                     (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ......................................................................     U.S.$    633
   Interest  ......................................................................               56
   Less: Foreign Taxes Withheld ...................................................             (170)
--------------------------------------------------------------------------------------------------------
     Total Income .................................................................              519
--------------------------------------------------------------------------------------------------------
EXPENSES
   U.S. Investment Advisory Fees ..................................................              171
   Malaysian Investment Advisory Fees .............................................               47
   Professional Fees ..............................................................               62
   Administrative Fees ............................................................               46
   Directors' Fees and Expenses ...................................................               35
   Shareholder Reporting ..........................................................               21
   Custodian Fees .................................................................               18
   Transfer Agent Fees ............................................................                3
   Other Expenses .................................................................               24
--------------------------------------------------------------------------------------------------------
     Total Expenses ...............................................................              427
--------------------------------------------------------------------------------------------------------
      Net Investment Income .......................................................               92
--------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold .....................................................           (2,719)
   Foreign Currency Transactions ..................................................              183
--------------------------------------------------------------------------------------------------------
      Net Realized Loss ...........................................................           (2,536)
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments ....................................................           22,404
   Appreciation on Foreign Currency Translations ..................................              220
--------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation ...............................           22,624
--------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
 Appreciation/Depreciation ........................................................           20,088
--------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations ...........................     U.S.$ 20,180
--------------------------------------------------------------------------------------------------------

                                                                       SIX MONTHS
                                                                          ENDED
                                                                      JUNE 30, 1999        YEAR ENDED
                                                                       (UNAUDITED)     DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                        (000)               (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income ............................................. U.S.$     92         U.S.$    116
 Net Realized Loss .................................................       (2,536)             (47,692)
 Change in Unrealized Appreciation/Depreciation ....................       22,624               28,245
--------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting from Operations ...       20,180              (19,331)
--------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income .............................................           --                 (328)
 In Excess of Net Investment Income ................................           --                   (5)
--------------------------------------------------------------------------------------------------------
 Total Distributions ...............................................           --                 (333)
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
 Reinvestment of Distributions (0 and 5,049 shares, respectively) ..           --                   16
--------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting
  from Capital Share Transactions ..................................           --                   16
--------------------------------------------------------------------------------------------------------
 Total Increase (Decrease) .........................................       20,180              (19,648)
Net Assets:
 Beginning of Period ...............................................       29,400               49,048
--------------------------------------------------------------------------------------------------------
 End of Period (including undistributed net investment income /
  (distribution in excess of net investment income) of U.S.$87
  and U.S.$(5), respectively) ...................................... U.S.$ 49,580         U.S.$ 29,400
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                      ENDED
                                                     JUNE 30,              YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                               1999     ----------------------------------------
AND RATIOS:                                        (UNAUDITED)              1998              1997
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......       U.S.$  3.02       U.S.$  5.04       U.S.$ 19.29
-------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...............              0.01              0.01              0.02
Net Realized and Unrealized Gain
 (Loss) on Investments .....................              2.06             (2.00)           (13.76)
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations ........              2.07             (1.99)           (13.74)
-------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income .....................                --             (0.03)               --
 In Excess of Net Investment Income ........                --             (0.00)#              --
 Net Realized Gains ........................                --                --                --
 In Excess of Net Realized Gains ...........                --                --             (0.51)
-------------------------------------------------------------------------------------------------------
   Total Distributions .....................                --             (0.03)            (0.51)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............       U.S.$  5.09       U.S.$  3.02       U.S.$  5.04
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ......       U.S.$  7.31       U.S.$  4.00       U.S.$  6.56
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value ..............................             82.81%           (38.66)%          (61.09)%
 Net Asset Value (1) .......................             68.54%           (39.70)%          (72.89)%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ......       U.S.$49,580       U.S.$29,400       U.S.$49,048
-------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ....              2.25%*            2.32%             1.35%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................              0.49%*            0.31%             0.14%
Portfolio Turnover Rate ....................                23%              124%              107%
-------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA                     ------------------------------------------------------------
AND RATIOS:                                               1996              1995              1994
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......       U.S.$ 18.58       U.S.$ 18.57       U.S.$ 27.32
--------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...............             (0.04)            (0.03)             0.01
Net Realized and Unrealized Gain
 (Loss) on Investments .....................              3.57              0.88             (5.15)
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations ........              3.53              0.85             (5.14)
--------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income .....................                --                --                --
 In Excess of Net Investment Income ........                --                --             (0.02)
 Net Realized Gains ........................             (2.82)            (0.74)            (3.30)
 In Excess of Net Realized Gains ...........                --             (0.10)            (0.29)
--------------------------------------------------------------------------------------------------------
   Total Distributions .....................             (2.82)            (0.84)            (3.61)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............       U.S.$ 19.29       U.S.$ 18.58       U.S.$ 18.57
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ......       U.S.$ 17.50       U.S.$ 17.00       U.S.$ 17.38
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value ..............................             18.92%             2.03%           (25.94)%
 Net Asset Value (1) .......................             19.93%             4.33%           (18.87)%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ......      U.S.$187,762      U.S.$180,674      U.S.$180,587
--------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ....              1.29%             1.44%             1.19%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................             (0.18)%           (0.14)%            0.05%
Portfolio Turnover Rate ....................                50%               33%               23%
--------------------------------------------------------------------------------------------------------


*   Annualized.
#   Amount is less than U.S.$0.01
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
-----------

     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Prior to November 1, 1993, pursuant to a memorandum of understanding (the "MOU") with the Malaysian Treasury, the Fund was exempt, contingent on compliance with certain conditions, from payment of Malaysian income tax for a period of eight years which commenced with the establishment of the Fund. Effective November 1, 1993, the MOU was revised and as a result approximately 95% of the Fund's income was exempt from payment of Malaysian income tax of 25% through October 31, 1995. Effective November 1, 1995, all of the Fund's income is subject to Malaysian income tax. Malaysian income tax is included in foreign taxes withheld on the Statement of Operations.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are generally translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized ap-preciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statements of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains and losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the six months ended June 30, 1999, the Fund made purchases and sales totaling $11,275,000 and $8,384,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $41,953,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $10,120,000, of which $12,031,000 related to appreciated securities and $1,911,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $74,475,000 available to offset future capital gains of which $8,792,000 will expire on December
31, 2005 and $65,683,000 will ex-
pire on December 31, 2006. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999, totaled $30,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

                       I. Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Malaysia Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:

                                                                  VOTES IN        VOTES        AUTHORITY         VOTES
PROPOSAL:                                                         FAVOR OF       AGAINST       WITHHELD        ABSTAINED
1. To elect the following Directors:  Peter J. Chase             5,814,509          --           97,778             --
                                      David B. Gill              5,814,309          --           97,978             --
                                      Michael F. Klein           5,812,348          --           99,939             --

2.  To ratify the selection of PricewaterhouseCoopers LLP
    as independent accountants of the Fund                       5,851,761      23,194               --         37,332

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive share s valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any inc ome tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                      The Malaysia Fund, Inc.
                      Boston Equiserve
                      Dividend Reinvestment and Cash Purchase Plan
                      P.O. Box 1681
                      Boston, MA 02105
                      1-800-730-6001